UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 26, 2007
                                                 -------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13703                                          13-3995059
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 (Commission File Number)                      (IRS Employer Identification No.)

1540 Broadway; 15th Floor
   New York, New York                                        10036
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 (Address of Principal                                     (Zip Code)
   Executive Offices)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.
                ------------------------

            On April 26, 2007, Mark Shapiro, President and Chief Executive Officer of Six Flags, Inc. (the "Company"), and Jeffrey R. Speed, Chief Financial Officer of the Company, gave a presentation to lenders in connection with the new senior secured credit facility which the Company expects to enter into. The text of the slides used during the presentation is furnished as
Exhibit 99.1 hereto.

            In connection with Slides 24-25, the Company provided (i) explanations of certain EBITDA measures and (ii) a reconciliation of certain financial measures. A copy of such additional information is furnished as
Exhibit 99.2.

            This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

      (d)       Exhibits

      99.1      Slides from the management presentation on April 26, 2007.

      99.2      Additional information in connection with the slides.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIX FLAGS, INC.

                                        By:  /s/ James M. Coughlin
                                            ------------------------------------
                                            Name: James M. Coughlin
                                            Title: General Counsel

Date: April 26, 2007

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
----------- ----------------------------------------------------- --------------
    99.1    Slides from the management presentation on April 26,       E
            2007.

    99.2    Additional information in connection with the slides.      E